                                AMENDMENT NO. 2
                                     TO THE
                      NACCO MATERIALS HANDLING GROUP, INC.
                             UNFUNDED BENEFIT PLAN
              (As Amended and Restated Effective October 1, 1994)
              ---------------------------------------------------

   NACCO Materials Handling Group, Inc. hereby adopts this Amendment No. 2 to the NACCO Materials Handling Group, Inc. Unfunded Benefit Plan (the "Plan"). The provisions of this Amendment shall be effective January 1, 1995. Words and phrases used herein with initial capital letters which are defined in the Plan are used herein as so defined.


                                   Section 1
                                   ---------

   Section 1.2 of the Plan is hereby amended by adding the words "(3) the limitations under Sections 402(g), 401(k)(3) and 401(m) of the Code, and" after the words "Section 415 of the Code, and".

                                   Section 2
                                   ---------

   Section 2.1 of the Plan is hereby amended by adding the words ", Excess 401(k) Sub-Account, Excess Matching Sub-Account" after the words "Excess Profit Sharing Sub-Account".

                                   Section 3
                                   ---------

   Section 2.2 of the Plan is hereby amended by adding the words "and NACCO 401(k) Employees" after the words "Profit Sharing Employees".

                                   Section 4
                                   ---------

   Section 2.10 of the Plan is hereby amended by adding the words ", Excess 401(k) Benefit, Excess Matching Benefit" after the words "Excess Profit Sharing Benefit".

                                   Section 5
                                   ---------

   A new Section 2.13A is hereby added to the Plan, to read as follows:

         "SECTION 2.13A. NACCO 401(K) EMPLOYEE shall mean an Employee of NACCO Industries, Inc. who is a Participant in the NACCO Materials Handling Group, Inc. Profit Sharing Plan who is eligible for Before-Tax Contributions and Matching Employer Contributions thereunder."




                                      1
VOL402CL Doc: 154340.1

                                   Section 6
                                   ---------

   Section 2.14 of the Plan is hereby amended by adding the following sentence to the end thereof:

         "In addition, the term "Participant" shall include a NACCO
         401(k) Employee who is (i) unable to make all of the Before-Tax Contributions that he has elected to make to the NACCO Materials Handling Group, Inc. Profit Sharing Plan, or unable to receive the maximum amount of Matching Employer Contributions under the NACCO Materials Handling Group, Inc. Profit Sharing Plan because of the limitations of Section 402(g), 401(a)(17), 401(k)(3), or 401(m) of the Code, and (ii) has at least 950 Hay Points."

                                   Section 7
                                   ---------

   Section 2.16 of the Plan is hereby amended by adding the words "for participating employees of NACCO Materials Handling Company and NACCO Industries, Inc. for participating employees and NACCO 401(k) Employees" after the words "Controller of the Company".

                                   Section 8
                                   ---------

   Section 2.20 of the Plan is hereby amended by adding the words "and (c) for NACCO 401(k) Employees, the Before Tax Contributions and Matching Employer Contributions portion of the NACCO Materials Handling Group, Inc. Profit Sharing Plan" after the words "Profit Sharing Plan".

                                   Section 9
                                   ---------

   A new Section 3.3A is hereby added to the Plan, to read as follows:

   "SECTION 3.3A.   EXCESS 401(K) BENEFITS.

     (a) AMOUNT OF EXCESS 401(K) BENEFITS. Each NACCO 401(k) Employee who is a Participant under the terms of this Plan, may, prior to the first day of any Plan Year, by completing a Notice of Election to Defer Compensation for Certain NACCO Industries, Inc. Employees or other form approved by his Employer ("Deferral Election Form"), direct his Employer:

       (i) to reduce his Compensation (as that term is defined in Section 2.8 herein, but including amounts received in excess of the limitation imposed by Code Section 401(a)(17)) by the difference between (A) a certain percentage, in 1% increments, with a maximum of 17%, of his Compensation for the calendar year, and (B) the




                                      2
VOL402CL Doc: 154340.1
         maximum Before-Tax Contributions actually permitted to be contributed for him to the NACCO Materials Handling Group, Inc. Profit Sharing Plan by reason of the application of the limitations under Sections 402(g), 401(a)(17), and 401(k)(3) of the Code; and,

         (ii) to credit the deferrals (collectively, the "Excess 401(k) Benefits") to the Sub-Account described in Section 3.4(c) at the times described therein.

     (b) DEFERRAL PERIOD. The deferral election described in Subsection (a) above shall also contain such Participant's election regarding the time of the commencement of payment of his Excess 401(k) Sub-Account. In the Deferral Election Form, such Participant may elect to commence payment of his Excess 401(k) Sub-Account on (i) the date on which he ceases to be an employee of a Controlled Group member, (ii) the date on which he attains an age specified in the Deferral Election Form, or (iii) the earlier or later of such dates.

     (c) EFFECT AND DURATION OF DEFERRAL ELECTION. Any direction by a NACCO 401(k) Employee who is a Participant in this Plan to make deferrals of Excess 401(k) Benefits hereunder shall be effective with respect to Compensation otherwise payable to the Participant, and the Participant shall not be eligible to receive such Excess 401(k) Benefits. Instead such amounts shall be credited to the Participant's Sub-Account as provided in
   Section 3.4(c).  Any directions made in accordance with Subsections (a) or
   (b) above shall be irrevocable and shall remain in effect for subsequent Plan Years unless for subsequent years changed or terminated by the Participant, on the appropriate form provided by the Plan Administrator, prior to the first day of such subsequent Plan Year. Notwithstanding the foregoing, a Participant's direction to make deferrals of Excess 401(k) Benefits shall automatically terminate on the earlier of the date on which
   (i) the Participant ceases employment with the Employers, (ii) the Participant's Employer is deemed Insolvent, (iii) the Participant is no longer eligible to make deferrals of Excess 401(k) Benefits hereunder or
   (iv) the Plan is terminated."




                                      3
VOL402CL Doc: 154340.1

                                   Section 10
                                   ----------

   A new Section 3.3B is hereby added to the Plan, to read as follows:

         "SECTION 3.3B.   EXCESS MATCHING BENEFITS.

           (a)  IN GENERAL.  A NACCO 401(k) Employee who is a Participant in the
         Plan   shall have credited to his Excess Matching Sub-Account an
         amount equal to the Matching Employer Contributions that he is prevented from receiving under the Qualified Plan because of the limitations of Code Sections 402(g), 401(a)(17), 401(k)(3) and 401(m) of the Code (collectively, the "Excess Matching Benefits").

           (b) TIME OF PAYMENT. The Excess Matching Benefits, to the extent vested, shall be paid (or commence to be paid) at the time specified in the Deferral Election Form for payment of Excess 401(k) Benefits deferred for the same Plan Year in which Excess Matching Benefits are credited to the Sub-Account."

                                   Section 11
                                   ----------

   Section 3.4 of the Plan is hereby amended by (i) adding the words ", each NACCO 401(k) Employee," after the words "for each Executive" in the first paragraph thereof; (ii) deleting the word "both" in Subsection (c); (iii) relettering Subsections (c) and (d) as Subsections (f) and (g), respectively; and (iv) by adding new Subsections (c), (d) and (e), to read as follows:

           "(c)  Credits to an Excess 401(k) Sub-Account for the Excess
         401(k) Benefits described in Section 3.3A, which shall be credited to the Sub-Account when a NACCO 401(k) Employee is prevented from making a Before-Tax Contribution under the Qualified Plan;

           (d) Credits to an Excess Matching Sub-Account for the Excess Matching Benefits described in Section 3.3B, which shall be credited to the Sub-Account when a NACCO 401(k) Employee is prevented from receiving Matching Employer Contributions under the Qualified Plan;"

           (e) Credits to the appropriate Sub-Account of a NACCO 401(k) Employee of the amount of any and all liabilities of NACCO Industries, Inc. on December 31, 1994 under the North American Coal Corporation Deferred Compensation Plan for Management Employees to such NACCO 401(k) Employee;"




                                      4
VOL402CL Doc: 154340.1

                                   Section 12
                                   ----------

   Article IV of the Plan is hereby amended by (i) changing the heading of
Section 4.1 to read "FOR ACTIVE PROFIT SHARING EMPLOYEES AND EXECUTIVES"; (ii) renumbering Section 4.2 as Section 4.3; (iii) adding the words "or 4.2" after "Section 4.1" the first time it appears in Section 4.3 (as renumbered) and changing the reference in such Section from "this Section 4.2" to "this Section 4.3"; and (iv) adding a new Section 4.2, to read as follows:

     "SECTION 4.2. FOR ACTIVE NACCO 401(K) EMPLOYEES. At the end of each calendar month during a Plan Year, the Excess 401(k) sub-account and the Excess Matching Sub-Account of each NACCO 401(k) employee who is employed by an employer on December 31 of such year shall be credited with an amount of earnings determined from time to time by NACCO Industries, Inc. Effective January 1, 1995, such amount shall be determined (a) in accordance with the provisions of section 4.1 For Excess 401(k) Benefits and Excess Matching Benefits attributable to amounts deferred pursuant to Section 3.3(A) by a NACCO 401(k) Employee up to 7% of his Compensation and (b) by multiplying Excess 401(k) Benefits and Excess Matching Benefits attributable to amounts deferred pursuant to Section 3.3(A) In excess of 7% of Compensation by the blended rate earned during such month by the Stable Asset Fund under the NACCO Materials Handling Group, Inc. Profit Sharing Plan. NACCO Industries, Inc. may change the earnings rate credited on Excess 401(k) Sub-Account and Excess Matching Sub-Account balances at any time upon at least 30 days advance notice to NACCO 401(k) Employees."

                                   Section 13
                                   ----------

   Article V of the Plan is hereby amended by (i) adding the words ", Excess Matching Benefit" after the words "Excess Pension Benefit", the first time such words appear, (ii) adding the words ", and/or Excess Matching Benefit," after the words "Excess Pension Benefit", the second time such words appear, and
(iii) adding the words "and/or his Excess 401(k) Benefit" after the words "Excess Deferral Benefit".

                                   Section 14
                                   ----------

   Subsection 6.1(b) of the Plan is hereby amended to read as follows:

     "(b) EXCESS DEFERRAL BENEFITS, EXCESS 401(K) BENEFITS AND EXCESS MATCHING BENEFITS.

       (i) TIMING. The Excess Deferral Benefits shall be paid (or commence to be paid) to the Executive




                                      5
VOL402CL Doc: 154340.1
   at the time specified in the Executive's deferral election form pursuant to
   Section 3.3(b). The Excess 401(k) Benefits and Excess Matching Benefits (to the extent vested) shall be paid (or commence to be paid) to the NACCO 401(k) Employee at the time specified in the Deferral Election Form.

       (ii) FORM. The Excess Deferral Benefit, Excess 401(k) Benefit and/or Excess Matching Benefit, to the extent vested, shall be distributed to the Executive or the NACCO 401(k) Employee, as the case may be, in the form of ten annual installments with each installment being based on the value of the Excess Deferral Sub-Account, Excess 401(k) Sub-Account or Excess Matching Sub-Account, as the case may be, on the Valuation Date immediately preceding the date such installment is to be paid and being a fraction of such value in which the numerator is one and the denominator is the total number of remaining installments to be paid. Notwithstanding the foregoing, the Executive or the NACCO 401(k) Employee may elect to receive his Excess Deferral Benefit, Excess 401(k) Benefit and/or Excess matching Benefit, to the extent vested, in the form of a single lump sum payment or in annual installments for a period of less than 10 years by filing a notice in writing, signed by the Executive or NACCO 401(k) Employee while he is alive and filed with the Plan Administrator at least one year prior to the time he had elected to commence receiving payment of his Excess Deferral Sub-Account or the portion of his Excess 401(k) Sub-Account and/or Excess Matching Sub-Account to which such election applies. Any such election of the form of benefit may be changed at any time and from time to time, without the consent of any other person, by filing a later election in writing that is signed by the Executive or the NACCO 401(k) Employee and filed with the Plan Administrator while the Executive or the NACCO 401(k) Employee is alive and at least one year prior to the time he had elected to commence receiving payment of his Excess Deferral Sub-Account or the portion of his Excess 401(k) Sub-Account and/or Excess Matching Sub-Account to which such election applies."

                                   Section 15
                                   ----------

   Subsection 6.1(c) of the Plan is hereby amended by (i) adding the words "and/or Excess 401(k) Sub-Account, and/or Excess Matching Account" after the words "Excess Deferral Sub-Account"; and (ii) by adding the words "or Excess 401(k) Benefits" after the words "eligible to make Excess Deferrals" where such words may appear therein.




                                      6
VOL402CL Doc: 154340.1

                                   Section 16
                                   ----------

   Subsection 6.1(d) of the Plan is hereby amended by adding the words ", his Excess 401(k) Sub-Account, his Excess Matching Sub-Account" after the words "Excess Profit Sharing Sub-Account".

                                   Section 17
                                   ----------

   Section 7.1 of the Plan is hereby amended by adding the words ", and/or his Excess 401(k) Benefits, and/or Excess Matching Benefits" after the words "Excess Pension Benefits".

                                   Section 18
                                   ----------

   Subsection 7.3(a) of the Plan is hereby amended by adding new Subparagraphs
(4) and (5) thereto, to read as follows:

   "(4) AMOUNT OF EXCESS 401(K) BENEFIT. The Excess 401(k) Benefit payable to a Participant's Beneficiary under this Plan shall be equal to such Participant's Excess 401(k) Sub-Account balance on the date of the distribution of the Sub-Account to the Beneficiary.

   (5) AMOUNT OF EXCESS MATCHING BENEFIT. The Excess Matching Benefit payable to a Participant's Beneficiary under this Plan shall be equal to such Participant's Excess Matching Sub-Account balance on the date of the distribution of the Sub-Account to the Beneficiary."

                                   Section 19
                                   ----------

   Subparagraph 7.3(b)(2) of the Plan is hereby amended by (i) adding the words "/EXCESS 401(K) BENEFIT/EXCESS MATCHING BENEFIT" after the words "EXCESS PROFIT SHARING BENEFIT/EXCESS DEFERRAL BENEFIT" in the heading thereof, and (ii) adding the words ", Excess 401(k) Benefit, Excess Matching Benefit" after the words "Excess Profit Sharing Benefit".

   EXECUTED this ____ day of December, 1994.


         NACCO MATERIALS HANDLING GROUP, INC.

         By:________________________


         Title:_____________________




                                      7
VOL402CL Doc: 154340.1